UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.investorvote.com/ED Step 1: Go to www.investorvote.com/ED. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/ED or scan the QR code — login details are located in the shaded bar below. The Sample Company Consolidated Edison, Inc. Annual Meeting of Stockholders Notice 02ZUXA + + Important Notice Regarding the Availability of Proxy Materials for the Consolidated Edison, Inc. Annual Meeting of Stockholders to be Held on Monday, May 20, 2019 Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Consolidated Edison, Inc. annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting of stockholders are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and rev iew all of the important information contained in the proxy materials before voting. The Consolidated Edison, Inc. proxy materials are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Friday, May 3, 2019 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by 1:00 a.m., EDT, on Monday, May 20, 2019. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ED. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Consolidated Edison, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by Friday, May 3, 2019. Directions to the Consolidated Edison, Inc. Annual Meeting of Stockholders are available in the proxy statement which can be viewed at www.investorvote.com/ED. THIS NOTICE IS YOUR ADMISSION TICKET TO THE ANNUAL MEETING OF STOCKHOLDERS Consolidated Edison, Inc. Annual Meeting of Stockholders will be held on Monday, May 20, 2019 at Consolidated Edison, Inc., 4 Irving Place, New York, NY, 10003 at 10:00 a.m. EDT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees listed, and FOR Proposals 2 and 3: 1. Election of Directors: 01—George Campbell, Jr. 02—Ellen V. Futter 03—John F. Killian 04—John McAvoy 05—William J. Mulrow 06—Armando J. Olivera 07—Michael W. Ranger 08—Linda S. Sanford 09—Deirdre Stanley 10—L. Frederick Sutherland 2. Ratification of appointment of independent accountants. 3. Advisory vote to approve named executive officer compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the Annual Meeting of Stockholders, please bring this notice with you. Consolidated Edison, Inc. Annual Meeting of Stockholders Notice